UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2018

EMERGENT CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Florida	001-35064	30-0663473
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
	5355 Town Center Road, Suite 701 Boca Raton, Florida	33486
	(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code: (561) 995-4200
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 6, 2018, the Board of Directors of Emergent Capital, Inc. (the "Company") approved, subject to and effective upon shareholder approval, an amendment to the Company’s bylaws (the "Bylaws"), to modify the requirements for changing the size of our Board of Directors. The Company’s shareholders approved the amendment at the Annual Meeting of Shareholders on May 31, 2018. The amendment eliminates the requirement that shareholders approve an increase or decrease in the size of the Board of Directors by more than one member.

A copy of the amendment to the Bylaws is attached hereto as Exhibit 3.1.

Item 5.07 Other Events.

On May 31, 2018, the Company held its Annual Meeting of Shareholders. The results of matters submitted to a vote were as follows:

Proposal One - Election of Directors:

The shareholders elected each of the director nominees set forth below for a one-year term expiring at the next Annual Meeting of Shareholders. The shareholders voted as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Patrick J. Curry	124,733,540	1,306,945	13,469,144
Matthew Epstein	124,218,561	1,821,924	13,469,144
James Hua	124,738,542	1,301,943	13,469,144
Robert Knapp	124,738,518	1,301,967	13,469,144
Roy J. Patterson	124,733,542	1,306,943	13,469,144
Joseph E. Sarachek	124,738,340	1,302,145	13,469,144

Proposal Two – Non-binding Advisory Vote on Executive Compensation.

The shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2017. The shareholders voted as follows:

For	Against	Abstain	Broker Non-Votes
124,084,630	515,680	1,440,175	13,469,144

Proposal Three – Vote to Increase in Size of Board of Directors.

The shareholders approved to increase the size of our Board of Directors to nine (9) directors. The shareholders voted as follows:

For	Against	Abstain	Broker Non-Votes
125,045,809	979,926	14,750	13,469,144

Proposal Four - Vote on Amendment to the Company’s Bylaws.

The shareholders approved an amendment to the Company’s Bylaws to modify the requirements for changing the size of our Board of Directors. The shareholders voted as follows:

For	Against	Abstain	Broker Non-Votes
124,578,008	1,315,233	147,244	13,469,144

Proposal Five – Ratification of Appointment of Independent Registered Public Accountant.

The selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified by shareholders. The shareholders voted as follows:

For	Against	Abstain	Broker Non-Votes
139,297,704	185,726	26,199	--

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.        EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment No. 2 to Bylaws.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENT CAPITAL, INC.
Dated: June 5, 2018	By:	/s/ Miriam Martinez
Miriam Martinez Chief Financial Officer